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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 1, 1999 relating to the financial statements which appear in Patterson Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                        PRICEWATERHOUSECOOPERS LLP


Dallas, Texas
October 28, 1999